UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                            SCHEDULE 14A
                           (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of The Securities
                    Exchange Act oF 1934 (Amendment No. )

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14-a6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                          MONARCH SERVICES, INC.
                          ----------------------
            (Name of Registrant as Specified in Its Charter)

                                 N/A
----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A
    (2) Aggregate number of securities to which transaction applies: N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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[ ] Fee paid previously with preliminary materials. N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previous paid:
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MONARCH SERVICES, INC.
4517 Harford Road
Baltimore, Maryland 21214





                                                            September 1, 2006





Dear Stockholder:


     Your Company cordially invites you to attend the 2006 Annual Meeting of Stockholders which will be held at 10:00 A.M. on October 25, 2006, at Monarch Services, Inc., 4517 Harford Road, Baltimore, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card inthe postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and, accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.



                                       Sincerely,

                                       /s/ Jackson Y. Dott

                                       Jackson Y. Dott,
                                       President





                             MONARCH SERVICES, INC.
                               4517 Harford Road
                            Baltimore, Maryland 21214

           NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               OCTOBER 25, 2006


NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Monarch Services, Inc., a Maryland corporation (the "Company"), will be held at 10:00 A.M. local time on Wednesday, October 25, 2006, at Monarch Services, Inc., 4517 Harford Road, Baltimore, Maryland for the following purposes:

1. To elect two Class III Directors to hold office until the 2009 annual meeting and until their successors are duly elected and qualify.

2. To ratify the appointment of Stegman & Company as the Company's independent registered public auditors for the fiscal year ending April 30, 2007; and

3.   To consider any other matter which may properly come before the Annual
     Meeting.

All the above matters are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on August 25, 2006 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Each stockholder is cordially invited to attend the Annual Meeting in person. To assure representation at the Annual Meeting, however, stockholders are urged to date, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card.


                                     By Order of the Board of Directors,

                                     /s/ Marshall Chadwell

                                     Marshall Chadwell
                                     Secretary


Baltimore, Maryland
September 1, 2006




                             MONARCH SERVICES, INC.
                               4517 HARFORD ROAD
                           BALTIMORE, MARYLAND 21214

                               PROXY STATEMENT
                      2006 ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 25, 2006

                GENERAL INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Services, Inc. (the "Company") to be voted at the Company's 2006 Annual Meeting of Stockholders to be held at Monarch Services, Inc., 4517 Harford Road, Baltimore, Maryland on October 25, 2006 at 10:00 a.m., prevailing local time, and any adjournments and postponements thereof (the "Annual Meeting"). The approximate date on which this proxy statement, the attached Notice of 2006 Annual Meeting of Stockholders, and the enclosed form of proxy and attached form of proxy are being mailed to stockholders is September 1, 2006. The Company's principal executive offices are located at 4517 Harford Road, Baltimore, Maryland 21214 and its telephone number is (410) 254-9200.

The Proposals

     At the Annual Meeting, the Company's stockholders will be asked to (i) elect two Class III Director nominees to hold office until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) ratify the appointment of Stegman & Company as the Company's independent registered public auditors for the fiscal year ending April 30, 2007; and (iii) consider any other matter which may properly come before the Annual Meeting.

Approval by the Board

     The Company's Board of Directors has unanimously approved, and recommends that the Company's stockholders approve, the election of the Class III Director nominees and the ratification of the appointment of Stegman & Company as the Company's independent registered public auditors.

Solicitation of Proxies

     Proxies are being solicited by and on behalf of the Board of Directors of the Company. Accordingly, the costs of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation by the use of mails, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such Directors, officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with any such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Board of Directors in the solicitation of proxies, including for forwarding of proxy materials to beneficial owners of common stock of the Company, $0.001 par value per share (the "Common Stock"), held of record by such persons, and the Company will reimburse such brokers, dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with these efforts but will not otherwise compensate such persons. The Board of Directors does not currently intend to retain outside proxy solicitors to solicit proxies by use of the mails, in person, by telephone, by facsimile transmission or by other means of communication; however, the Board reserves the right to retain outside proxy solicitors if necessary. The costs of outside proxy solicitors, if retained, will be borne by the Company.


Voting of Proxies; Revocability of Proxy

     A proxy card in the form attached hereto, which is properly executed, duly returned to the Secretary of the Company and not revoked prior to exercise, will be voted in accordance with the instructions indicated in the proxy card. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, then the proxies named in the proxy card will vote the shares represented thereby in favor of the election of the Director nominees named in Proposal 1, in favor of the ratification of the appointment of Stegman & Company as the Company's independent registered public auditors in Proposal 2, and in their discretion as to any other matter that may properly come before the Annual Meeting. Stockholders are entitled to one vote for each share held. There is no cumulative voting for the election of Directors.

     Any stockholder who has executed a proxy and returned it to the Secretary of the Company may revoke the proxy prior to its use by notice in writing to the Secretary of the Company, by execution of another proxy bearing a later date, or by attending the Annual Meeting in person and requesting the return of the proxy. Presence at the Annual Meeting does not itself revoke the proxy. A stockholder who attends the Annual Meeting in person, may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder.

     If a stockholder's shares are held in the name of a bank, broker or other holder of record, the stockholder will receive instructions from the holder of record that the stockholder must follow in order for the stockholder's shares to be voted. If a stockholder's shares are not registered in a stockholder's own name and the stockholder plans to vote such shares in person at the Annual Meeting, the stockholder should contact his or her broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

Record Date

     The Board of Directors has fixed the close of business on August 25, 2006 (the "Record Date") as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Ownership of Voting Securities

     As of the Record Date, 1,619,620 shares of Common Stock were issued outstanding and entitled to vote.

Quorum; Voting Procedure

     A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be counted for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a broker non-vote), then those shares will be counted for purposes of determining the presence of a quorum.


                    ELECTION OF DIRECTORS (Proposal 1)

     Directors have been divided into three classes with respect to the time for which the Directors may hold office. Directors are elected to hold office for a term of three years, and one class of Directors expires each year. In accordance with the Company's Articles of Incorporation, as supplemented, and Bylaws, the terms of Directors of Class I expire at the 2007 Annual Meeting, the terms of Directors of Class II expire at the 2008 Annual Meeting, and the terms of Directors of Class III expire this year. In all cases, Directors are elected until their successors are duly elected and qualify.

     Stockholders will be asked to vote for a total of two Director nominees at the Annual Meeting. The following nominees for Directors, their ages as of the Record Date, their principal occupations and business experience for the past five years, and certain other information are set forth below.

                 Nominees for Election as Class III Directors
                       Term Expiring 2009 Annual Meeting

                                                 Principal Occupation(s) and
                             Director            Business Experience During

     Name and Age              Since                    Past 5 Years
-------------------------------------------------------------------------------
A. Eric Dott, Age 79           1970        Mr. Dott has been the Chairman
                                           of the Board of the Company since
                                           1990 and the Assistant Secretary
                                           since 2002.  Mr. Dott is the
                                           father of Jackson Y. Dott,
                                           President of the Company.

Trent J. Walklett, Age 38      2004        Mr. Walklett has been the Controller

                                           for All Risks Ltd. since 2004. From
                                           2001 to 2003, Mr. Walklett was Vice-
                                           President of EYT, Inc. (formerly
                                           Ernst & Young Technologies).  From
                                           1998 to 2000, Mr. Walklett was
                                           Manager of Corporate Accounting for
                                           Marriott International, Inc.  Prior
                                           to joining Marriott, Mr. Walklett
                                           held various financial auditing
                                           positions with KPMG, LLP.  Mr.
                                           Walklett is a Certified Public
                                           Accountant.  Mr. Walklett currently
                                           serves as a member of the Audit
                                           Committee and also serves as a
                                           member of the Board of Directors
                                           of SBS Interactive, Inc.

     Proxies cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting a nominee should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute. The Board of Directors has no reason to believe that any substitute nominee will be required.

     Directors are elected by a plurality of the votes cast at the meeting, which means that the nominee for Director who receives the most votes will be elected. Consequently, abstentions and broker non-votes will have no effect on the election of Directors at the Annual Meeting.

     The Board of Directors recommends that stockholders vote "FOR" the election of the Class III Director nominees.

     The following tables contain information regarding Directors of other classes whose terms do not expire in 2006, including the directors' ages as of the Record Date, and their principal occupations and business experience for the past 5 years.

                             Class II Director
                           Continuing in Office
                    Term Expiring 2008 Annual Meeting

                                                  Principal Occupation(s) and
                             Director             Business Experience During
     Name and Age              Since                     Past 5 Years
-------------------------------------------------------------------------------
Jackson Y. Dott, Age  48       1987        Mr. Dott has been the President
                                           and Chief Executive Officer of
                                           the Company since 1990. He also
                                           has served as the Assistant
                                           Treasurer since 2002. Mr. Dott
                                           is the son of A. Eric Dott,
                                           Chairman of the Company.


                               Class I Director
                           Continuing in Office
                     Term Expiring 2007 Annual Meeting

                                                  Principal Occupation(s) and
                            Director              Business Experience During
     Name and Age            Since                       Past 5 Years
-------------------------------------------------------------------------------
David F. Gonano, Age 59      1996          Mr. Gonano is Managing Director
                                           of RSM McGladrey Business
                                           Services, Inc. (formerly American
                                           Express Tax and Business Services).
                                           Mr. Gonano is also a Personal
                                           Financial Specialist and a Certified
                                           Public Accountant.  He currently
                                           serves as the Chairman of the
                                           Company's Audit Committee.


Committees of the Board

     The Company's Board of Directors has a standing Audit Committee that was established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and consists of David Gonano and Trent Walklett. The Audit Committee recommends engagement of the Company's independent registered public auditors, reviews the arrangements and scope of the audit and the performance of the independent auditors, reviews the financial statements, considers comments made by the independent auditors with respect to the Company's system of internal accounting controls, reviews non-audit services provided by the Company's independent registered public auditors and reviews and recommends executive compensation. The Board of Directors has determined that each of Messrs. Gonano and Walklett is an "audit committee financial expert" as defined by the Securities and Exchange Commission ("SEC") in Item 401(e) of Regulation S-B. The Board of Directors has adopted a written charter for the Audit Committee which was attached to the 2004 definitive proxy statement.

     The Board of Directors does not have standing compensation or nominating committees. Due to the small size of the Board of Directors, the Board believes that separate committees are not necessary in order to carry out the functions normally performed by such committees. All members of the Board of Directors participate in the nomination of Director candidates, although nomination for election or appointment to the Board of Directors requires the affirmative vote of a majority of the independent directors of the Company.

Independent Members of the Board of Directors

     The Board of Directors has determined that each of David Gonano and Trent Walklett is an "independent director" as defined by Rule 4200(a)(15) of the Nasdaq Stock Market listing standards and is an "independent" member of the Audit Committee as defined by Rule 4350(d)(2) of the Nasdaq Stock Market listing standards.

Director Compensation

     The Company's Directors have not received any cash compensation for their services as Directors for the past year.

Board Meeting Attendance

     The Board of Directors held six meetings during the last fiscal year. The Audit Committee met four times during the last fiscal year. No incumbent Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person served as a Director); and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

Director Nominating Procedures

     The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. Pursuant to a Board resolution setting forth the Company's nomination process, the Board of Directors has formulated a process to identify potential candidates for nomination as Directors. Candidates for nomination must be recommended by an executive Officer or Director. Nomination or appointment to the Board of Directors requires the affirmative vote of a majority of the independent directors of the Company. The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Board of Directors will consider the factors it believes to be appropriate, which include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company's stockholders. In addition, certain Board positions, such as Audit Committee membership, may require other special skills, expertise, or independence from the Company. Although the Board of Directors has the authority to retain a search firm to assist it to identify director candidates, there has to date been no need to employ a search firm.

     The Board of Directors will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Board of Directors in care of the President of the Company at the Company's principal executive offices. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that the stockholder believes qualifies the person for consideration, a statement that the person has agreed to serve if nominated and elected, and any other information required under the Company's bylaws. The Board of Directors does not evaluate potential nominees for Director differently based on whether they are recommended by a stockholder, an officer, a director or any other person.

     Stockholders who wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board of Directors for its consideration, are required to comply with the advance notice and other requirements set forth in Section 13 of Article I of the Company's Bylaws. Generally, the Bylaws require that nominations made for an annual meeting must be delivered to or mailed and received by the Company's Secretary at the Company's principal executive offices not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the date of the annual meeting. In the event that the nomination relates to a special meeting of stockholders, the nomination must be delivered to or mailed and received by the Secretary not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement of the date of the special meeting is first made. Additional time constraints are applicable where the date of the meeting is changed. In any event, the stockholder's nomination must be accompanied by: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934; and (b) as to the stockholder making the nomination, (i) the name and address of the stockholder and (ii) the class and number of shares of the Company's voting equity which are beneficially owned by the stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the proposed nominee to serve as a Director of the Company.

Policy on Communication with the Board

     In order to provide the Company's stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to Directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee or with the non-management Directors of the Company as a group by sending a letter to the Audit Committee at the address set forth on the cover of this proxy statement. The letter should indicate which of the foregoing is the intended recipient.

     All communications received in accordance with these procedures will be reviewed initially by the Company's President. The Company's President will relay any such communication to the appropriate Director or Directors unless the President determines that the communication:

     -Does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

     -Relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

     -Is an advertisement or other commercial solicitation or communication;

     -Is frivolous or offensive; or

     -Is otherwise not appropriate for delivery to Directors.

     The Director or Directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one r more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company's President and only in accordance with the Company's policies and procedures and applicable law and regulations relating to the disclosure of information.

     The Company's President will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Director Attendance at Annual Meetings

     The Board of Directors has a policy of encouraging Directors to attend the annual meetings of stockholders. All Directors attended the 2005 Annual Meeting of Stockholders.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors reports to and acts on behalf of the Board of Directors in providing oversight of the financial management, independent registered public accounting firm, and financial reporting procedures of the Company. The Company's management is responsible for internal controls and for preparing the Company's financial statements.
The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors.

     The Audit Committee met and held discussions during fiscal year 2006 with management and the independent registered public accounting firm (including private sessions with the internal auditors and the Chief Financial Officer). During these meetings, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm the quarterly and audited year-end financial statements and reports prior to their issuance. The Audit Committee also discussed with management and the independent registered public accounting firm the adequacy of the Company's internal controls, systems and the overall quality of the Company's financial reporting. These meetings also included an overview of the preparation and review of these financial statements and a discussion of any significant accounting issues.

     The Audit Committee has discussed with Stegman & Company, the independent auditors for the Company for fiscal year 2006, all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU-
380), as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Stegman & Company required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the auditors the auditor's independence The Audit Committee has considered whether any services in addition to audit services by Stegman & Company is compatible with maintaining Stegman & Company's independence and has determined that such services are appropriate.

     Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for year ended April 30, 2006 be included in the Company's Annual Report on Form 10-KSB for the year ended April 30, 2006.

                                       AUDIT COMMITTEE

                                       David F. Gonano, Chairman
                                       Trent J. Walklett


                            EXECUTIVE OFFICERS

     Information about the Company's current executive officers, including the ages as of the Record Date, their offices, and their business experience for the past 5 years, is set forth below.

     A. Eric Dott, Age 79, has been the Chairman of the Board of the Company since 1990 and the Assistant Secretary since 2002.

     Jackson Y. Dott, Age 48, has been the President and Chief Executive Officer of the Company since 1990. He also has served as the Assistant Treasurer since 2002.

     Marshall Chadwell, Age 66, has been the Chief Financial Officer of the Company since 1996 and the Controller of the Company since 1995. He also has served as the Secretary and Treasurer of the Company since 2002.


                           EXECUTIVE COMPENSATION

     The following table summarizes the remuneration paid or allocated during the last three fiscal years to the President and CEO of the Company (the President/CEO is sometimes referred to in this proxy statement as a "named executive officer"). No other executive officer received salary and bonus in excess of $100,000 during the last fiscal year.

                        Summary Compensation Table

                                   Annual Compensation
                               ---------------------------
                                                            Other Annual
Name and Principal Position      Year    Salary     Bonus   Compensation
                                           $          $           $
-------------------------------------------------------------------------------
Jackson Y. Dott                  2006    124,800      -           -
Chief Executive Officer          2005    124,800      -           -
                                 2004    124,800      -           -

     The Company and its executive officers are not parties to any written employment agreements. Rather, the officers are elected annually by the Board of Directors to serve for such periods of time, and for such remuneration, as the Board determines appropriate. Total compensation paid or allocated to Mr. A. Eric Dott and Mr. Chadwell during the last fiscal year was $75,000 and $50,000, respectively. The remuneration proposed to be paid or allocated to the Company's executive officers in the current fiscal year is as follows:
A. Eric Dott $75,000, Jackson Y. Dott; $124,800; and Mr. Chadwell, $50,000.

401(k) Plan

     The Company maintains a 401(k) defined contribution plan that allows employees to make contributions to their individual 401(k) plan account through payroll deductions. The Company may make discretionary contributions to the plan each year. During fiscal year 2006, the Company did not make any contributions under the 401(k) plan.

Omnibus Stock Option Plan

     The Company has adopted an Omnibus Stock Option Plan, which provides for the grant of qualified and nonqualified stock options to directors, executive officers and key employees on a periodic basis at the discretion of its Board of Directors. The Company has reserved 300,000 shares of common stock under the Omnibus Plan. No options were granted during the years ended April 30, 2006, 2005, 2004. Options for 10,000 shares relating to the fiscal year ended April 30, 2001 grants and 40,000 shares relating to the fiscal year ended April 30, 2000 grants were cancelled during the fiscal year ended April 30, 2004. Options for 160,000 shares relating to the fiscal year April 30, 2000 grants expired during the fiscal year ended April 30, 2005. Options for 40,000 shares relating to the fiscal year April 30, 2003 grants expired during the fiscal year ended April 30, 2006. There were no options outstanding as of April 30, 2006.

CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to all of its directors, officers and employees performing financial functions for the Company, including its chief executive officer, chief financial officer, controller and any person performing similar functions. The Company has made this Code of Ethics available on its website at www.girlslife.com under the caption "Corporate Governance." The Company intends to disclose future amendments to the code of ethics, or waivers from the provisions of the code of ethics granted to the chief executive officer, chief financial officer, controller and any person performing similar functions on this website.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five (5%) of the outstanding shares of Common Stock; (ii) each of the Company's directors, director nominees, and named executive officers; and (iii) all directors and executive officers of the Company as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or has or shares the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of a securities if that person has the right to acquire beneficial ownership within 60 days. The address of each of the persons named below is the address of the Company except as otherwise indicated. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and disposition power with respect to the shares beneficially owned by such persons.

Name and Address of             Amount and Nature of           Percent of
Beneficial Owner                Beneficial Ownership             Class
Directors, Director Nominees
and Named Executive Officers


Jackson Y. Dott                      427,529(1)                  26.4%

A. Eric Dott                         232,090(2)                  14.3%

David F. Gonano                         -0-                       -

Trent J. Walklett                       -0-                       -

All Directors and Executive
Officers (5 persons)                 659,619                     40.7%

-------------------------------

(1) Includes 3,000 shares of Common Stock held by Mr. J. Dott's daughter over which Mr. Dott shares voting and dispositive power.

(2) Includes 4,000 shares held by Mr. A. Dott's grandchildren over which Mr. Dott exercises voting and dispositive power.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's Directors and executive officers and persons who own more than 10% of the outstanding shares of Common Stock to file with the SEC an initial report of beneficial ownership of the Common Stock, periodic reports of changes in beneficial ownership of the Common Stock, and, in certain cases, annual statements of beneficial ownership of the Common Stock. Based solely on a review of copies of such reports furnished to the Company, or on written representations that no reports were required, the Company believes that all directors, executive officers and holders of more than 10% of the Common Stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the last fiscal year.

     The Company posts copies of the reports identified above on its website at www.girlslife.com, under the caption "Corporate Governance".

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases a 32,000 square foot parcel of real estate in Baltimore, Maryland that is owned by Mr. A. Eric Dott, who is the Chairman of the Board and the owner of 14.3% of the outstanding Common Stock, and his wife. This parcel is used as offices and plant. The Company's lease calls for an annual rent of approximately $144,000, which escalates based on certain indexes. During the last fiscal year, the Company paid $152,666 in rent. During the current fiscal year, the Company expects to pay $153,312 in rent. The lease expires in June 2007. The management of the Company believes that the terms of this lease are comparable to those which would be obtainable in leases with non-affiliated parties.

                  RATIFICATION OF APPOINTMENT OF INDEPENDENT
                    REGISTERED PUBLIC AUDITORS (Proposal 2)

     Subject to ratification by the stockholders and on the recommendation of the Audit Committee, the Board of Directors has appointed Stegman & Company as independent registered public auditors to audit the Company's financial statements for the year ending April 30, 2007. Stegman & Company has served as the Company's independent registered public auditors since fiscal year 2000. Representatives of Stegman & Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The ratification of the appointment of Stegman & Company as the Company's independent registered public auditors requires the affirmative vote of the majority of all votes cast on the matter. Abstentions and broker non-votes will have no effect on the ratification of the appointment of Stegman & Company as the Company's independent registered public auditors.

     The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of Stegman & Company as independent registered public auditors of the Company.


                 PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table presents fees for professional services rendered by Stegman & Company for the audit of the Company's annual consolidated financial statements for the years ended April 30, 2006 and 2005 and fees for other services rendered by Stegman & Company during those periods.

                                     Year ended April 30,

                                  2006                  2005
                                 ------                ------

      Audit fees(1)            $ 49,250              $ 43,475
      Audit-related fees(2)           0                 1,225
      Tax fees(3)                 7,250                 7,250
                                 ------                ------
      Total fees               $ 56,500              $ 51,950
                                 ======                ======

 (1) Audit Fees consist of fees billed or expected to be billed for professional services rendered for the audit of the Company's con-solidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.


(2) Audit-Related Fees consist of fees billed for professional services rendered for internal control review services and accounting consultations. This fee was for an audit review of recommendations made by the SEC to improve our reporting on the Company's quarterly and year-end reports.

(3) Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Stegman & Company was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. Prior to engagement of the independent auditors for the next fiscal year's audit, the independent auditor provides the scope of the proposed audit and related fees for services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. The Audit Committee is also informed routinely as to the services actually provided by the independent auditor pursuant to this pre-approval process. The Audit Committee's prior approval must be obtained before the scope or cost of pre-approved services is increased and if the need for other permissible non-audit services arises during the course of the year. In determining whether to pre-approve any given services, the Audit Committee considers whether such services are consistent with the continued independence of the independent auditor under the SEC's rules, whether the independent auditor is best positioned to provide the most effective and efficient service, whether the service might enhance the Company's ability to manage or control risk or improve audit quality.


                DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS


     Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2007 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than May 4, 2007 (120 days before the mailing based on the date of this year's proxy statement date), and must meet all other requirements for inclusion in the proxy statement. As provided in
Section 12 of Article I of the Company's Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2007 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company's proxy statement for that meeting, then such proposal, including all supporting info-rmation required by Section 12 of Article I of the Bylaws, must be delivered to and received by the Company's Secretary at the Company's principal executive offices no earlier than June 28, 2007 nor later than July 30, 2007 (not more than 120 days nor less than 90 days before the first anniversary of the prior year's annual meeting). Additional time constraints are applicable where the Company fails to hold an annual meeting or the date of the annual meeting is changed. Proposals received by the Company outside of these timelines will be considered untimely. If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

                             FINANCIAL STATEMENTS

     A copy of the Company's Annual Report on Form 10-KSB for the year ended April 30, 2006, which contains audited financial statements for the year ended April 30, 2006, accompanies this proxy statement. This Form 10-KSB may also be obtained without charge upon written request to Mr. Marshall Chadwell, Chief Financial Officer, 4517 Harford Road, Baltimore, Maryland 21214.

                                OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.


                                  By Order of the Board of Directors

                                  /s/ Marshall Chadwell



                                  Marshall Chadwell
                                  Secretary




September 1, 2006



                                   APPENDIX A
                                 FORM OF PROXY

                             MONARCH SERVICES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS                    OCTOBER 25, 2006


The undersigned hereby appoints A. Eric Dott and David F. Gonano, or either of them, with full power of substitution, as proxies, to vote all shares of the Common Stock of Monarch Services, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company on October 25, 2006 at 10:00 a.m., and at any adjournment or postponements thereof (the "Annual Meeting"), for the purposes identified on this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.



The Board of Directors recommends a vote FOR items 1 and 2 listed below.


1. FOR / / WITHHOLD / / ABSTAIN / / The election of A. Eric Dott and Trent Walklett as Class III Directors of the Company to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualify.

2. FOR / / AGAINST / / ABSTAIN / / Proposal to ratify the appointment of Stegman & Company as independent auditors of the Company for the fiscal year ending April 30, 2007.

3. To act upon any other matter which may properly come before the Annual
Meeting.

THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF ACCOUNTANTS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the Annual Meeting and proxy statement is hereby acknow-edged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.

WITNESS the hand and seal undersigned, this       day of             , 2006.



-----------------------------------------------
               (SEAL)

-----------------------------------------------
               (SEAL)

Please date and then sign exactly as name appears to the right. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

  PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE